                                                                   EXHIBIT 10.18

          SECOND AMENDMENT, dated as of August 11, 2000 (this "AMENDMENT"), to the Credit Agreement (the "CREDIT AGREEMENT"), dated as of November 19, 1999 and amended and restated as of November 23, 1999, among NORTH AMERICAN VAN LINES, INC., a Delaware corporation (the "PARENT BORROWER"), the Foreign Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE BANK OF NEW YORK, as documentation agent, BANC OF AMERICA SECURITIES LLC, as syndication agent, and THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent and administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower;

          WHEREAS, the Parent Borrower and certain of its subsidiaries shall contribute Meridian Resources Limited (as defined herein), software and human capital in exchange for convertible preferred stock in Moveline (as defined herein); and

          WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENT TO SUBSECTION 1.1 (DEFINED TERMS). (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "MERIDIAN RESOURCES LIMITED": Meridian Mobility Resources Limited, a Delaware corporation and a Subsidiary of the Parent Borrower.

          "MOVELINE": Moveline, Inc., a Delaware corporation, and any successor thereto.

          "MOVELINE BUSINESS": the business of providing through the Internet (and related and successor online, electronic and digital media), directly and indirectly through third parties, products and services for use by individuals, businesses, agents and drivers in connection with home and office relocations.

          "MOVELINE CONTRIBUTED ASSETS": the following assets and other rights, having an aggregate book value of not more than $15,000,000: (a) all assets primarily related to the businesses conducted by Meridian Resources Limited and by the Parent Borrower and its Subsidiaries through the North American Distribution Systems division, the Allied Distribution Systems division and the North American Vehicle Services division, including, without limitation, all intellectual property primarily related to such businesses, non-compete covenants by Holding and the Parent Borrower with respect to such businesses, and substantially all of the assets of Customized Project Management Systems, Inc. (formerly known as North American Distribution Systems, Inc.), (b) a joint ownership right in certain other intellectual property used in the residential relocation business of Holding and the Parent Borrower with a covenant by Holding and the Parent Borrower not to use, or license third parties to use, such intellectual property in an Internet-based van line business, (c) certain exclusive rights with respect to the establishment of affiliated marketing partnerships in connection with the Moveline Business, (d) certain trademark license rights and (e) certain waivers of exclusivity rights and assignments of priority capacity rights under contracts between the Parent Borrower and its subsidiaries and their agents.

          "MOVELINE HUMAN CAPITAL": the human resources contributed by the Parent Borrower to Moveline.

          "MOVELINE PREFERRED STOCK": preferred stock or other equity interests in Moveline held by the Parent Borrower from time to time, including but not limited to any common equity of Moveline or other securities, property or assets received by the Parent Borrower by the way of dividend or distribution in respect of, or upon any conversion, exchange or reclassification of, or otherwise in respect of, any Moveline Preferred Stock.

          "MOVELINE SHAREHOLDER AGREEMENTS": a shareholders agreement, a registration and participation agreement, and any other documents, all of which shall be reasonably satisfactory to the Administrative Agent, providing for or otherwise relating to rights and obligations of equityholders of Moveline.

          "MOVELINE TRANSACTION": the collective reference to (a) the contribution or other transfer by Holding and the Parent Borrower of Meridian Resources Limited, the Moveline Contributed Assets and the Moveline Human Capital to Moveline, in consideration of or exchange for Moveline Preferred Stock with an aggregate original stated value of $17,250,000, including the execution, delivery and performance of a contribution and subscription agreement providing among other things for such transactions, (b) the execution, delivery and performance by Holding, the Parent Borrower and others of the Moveline Shareholder Agreements, (c) the execution, delivery and performance of a transition services agreement for the provision by Holding and the Parent Borrower of administrative, accounting, payroll and other headquarters services to Moveline, a relocation services agreement for the provision by the Parent Borrower of certain van line services to Moveline in connection with the operation of the Moveline Business and a master relationship or other agreement governing among other things the

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                                                                               3

     technology co-development and joint marketing arrangements between Holding, the Parent Borrower and Moveline with respect to the Moveline Business and related agreements regarding data sharing and other services to be provided by one party to the other, (d) any conversion or exchange of Moveline Preferred Stock into or for common equity of Moveline, and any mandatory redemption of Moveline Preferred Stock, (e) any sale or other Disposition of Moveline Preferred Stock, (f) any registration of common equity of Moveline held by the Parent Borrower under applicable securities laws, and any sale of any or all of such common equity of Moveline, and (g) the exercise by the Parent Borrower of its rights, powers, privileges and remedies as a holder of Moveline Preferred Stock, including but not limited to under the Moveline Shareholders Agreements and such contribution and subscription agreement.

          (b) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the "." at the end of the definition of "Asset Sale" and inserting in lieu thereof "or the Moveline Transaction."

          (c) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Net Cash Proceeds" in its entirety and inserting in lieu thereof:

          "NET CASH PROCEEDS": with respect to any Asset Sale (including any Sale and Leaseback Transaction permitted under subsection 8.12), any sale of Moveline Preferred Stock, any issuance of any debt securities or any borrowings by Holding or any of its Subsidiaries (other than issuances and borrowings permitted pursuant to subsection 8.2 hereof and Section 5.4.2 of the Guarantee and Collateral Agreement), any Permitted Receivables Securitization, an amount equal to the gross proceeds in cash and Cash Equivalents of such Asset Sale, sale of Moveline Preferred Stock, issuance, borrowing or Permitted Receivables Securitization, net of (i) reasonable attorneys' fees, accountants' fees, brokerage, consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection with such Asset Sale, sale of Moveline Preferred Stock, issuance, borrowing or Permitted Receivables Securitization, (ii) taxes paid or reasonably estimated to be payable as a result thereof, (iii) appropriate amounts provided or to be provided by Holding or any of its Subsidiaries as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale or sale of Moveline Preferred Stock and retained by Holding or any such Subsidiary after such Asset Sale or sale of Moveline Preferred Stock and other appropriate amounts to be used by Holding or any of its Subsidiaries to discharge or pay on a current basis any other liabilities associated with such Asset Sale or sale of Moveline Preferred Stock, (iv) in the case of a sale or Sale and Leaseback Transaction of or involving an asset subject to a Lien securing any Indebtedness, payments made and installment payments required to be made to repay such Indebtedness, including payments in respect of principal, interest and prepayment premiums and penalties and (v) in the case of any Permitted Receivables Securitization, any escrowed or pledged cash proceeds which effectively secure, or are required to be maintained as reserves by the applicable Receivables Subsidiary for, the Indebtedness of the Parent Borrower and its Subsidiaries in respect of, or the obligations

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                                                                               4

     of the Parent Borrower and its Subsidiaries under, such Permitted Receivables Securitization.

          SECTION 3. AMENDMENT OF SUBSECTION 4.4(c) (OPTIONAL AND MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS). Subsection 4.4(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

          (c) If (i) Holding or any of its Subsidiaries shall incur Indebtedness for borrowed money (other than Indebtedness permitted pursuant to subsection 8.2 hereof and Section 5.4.2 of the Guarantee and Collateral Agreement) pursuant to a public offering or private placement or otherwise,
     (ii) Holding or any of its Subsidiaries shall make an Asset Sale (other than pursuant to clauses (i), (ii), (iii), (iv), (v), (vi) and (viii) of subsection 8.6(a)), (iii) Holding or any of its Subsidiaries shall enter into a Permitted Receivables Securitization, (iv) Holding or any of Subsidiaries shall receive in excess of $20,000,000 of Net Cash Proceeds from Sale and Leaseback Transactions during the term of this Agreement or
     (v) Holding or any of its Subsidiaries shall sell, or receive any payment in cash or Cash Equivalents upon any merger, redemption, liquidation or similar transaction in exchange for, the Moveline Preferred Stock, then, in each case, the Borrowers shall prepay the Loans and cash collateralize the L/C Obligations in an amount equal to (v) in the case of the incurrence of any such indebtedness, 100% of the Net Cash Proceeds thereof, (w) in the case of any such Asset Sale, 100% of the Net Cash Proceeds thereof MINUS any Reinvested Amounts, (x) in the case of any such Permitted Receivables Securitization, 100% of the Net Cash Proceeds thereof, (y) in the case of any such Sale and Leaseback Transaction, 100% of the Net Cash Proceeds to the extent such Net Cash Proceeds, together with the Net Cash Proceeds of any other Sale and Leaseback Transaction entered into by Holding or any of its Subsidiaries, exceeds $20,000,000 and (z) in the case of any such sale or other payment in respect of the Moveline Preferred Stock, 100% of the Net Cash Proceeds thereof, in each such case, with such prepayment to be made on the date of receipt of any such Net Cash Proceeds. Nothing in this paragraph (c) shall limit the rights of the Administrative Agent and the Lenders set forth in Section 9.

          SECTION 4. AMENDMENT TO SUBSECTION 8.3 (LIMITATION ON LIENS). Subsection 8.3 of the Credit Agreement is hereby amended by (a) deleting the "and" at the end of paragraph (r), (b) deleting the "." and inserting in lieu thereof "; and" at the end of paragraph (s) and (c) inserting the following after paragraph (s):

          (t) Liens on the Moveline Contributed Assets arising out of or resulting from the execution, delivery and performance of any agreements in connection with the Moveline Transaction.

          SECTION 5. AMENDMENT TO SUBSECTION 8.4 (LIMITATION ON GUARANTEE OBLIGATIONS). Subsection 8.4 of the Credit Agreement is hereby amended by (a) deleting the "and" at the end of paragraph (p), (b) deleting the "." and inserting in lieu thereof "; and" at the end of paragraph (q) and (c) inserting the following after paragraph (q):

          (r) Guaranty Obligations in respect of obligations of Moveline not to exceed $750,000 in the aggregate.

          SECTION 6. AMENDMENT TO SUBSECTION 8.6(a) (LIMITATION ON SALE OF ASSETS). Subsection 8.6(a) of the Credit Agreement is hereby amended by (a) deleting the "and" at the end of paragraph (x), (b) deleting the "." and inserting in lieu thereof ";" at the end of paragraph (xi) and (c) inserting the following after paragraph (xi):

          (xii) the contribution or other Disposition of Meridian Resources Limited, the Moveline Contributed Assets and the Moveline Human Capital in consideration of or in exchange for Moveline Preferred Stock; and

          (xiii) any sale or other Disposition of Moveline Preferred Stock in connection with the Moveline Transaction.

          SECTION 7. AMENDMENT TO SUBSECTION 8.9 (LIMITATIONS ON INVESTMENTS, LOANS AND ADVANCES). Subsection 8.9 of the Credit Agreement is hereby amended by
(a) deleting the "and" at the end of paragraph (s), (b) deleting the "." and inserting in lieu thereof "; and" at the end of paragraph (t) and (c) inserting the following after paragraph (t):

          (u) the Investment in or consisting of Moveline Preferred Stock with an aggregate original stated value of $17,250,000 received in consideration of or in exchange for Meridian Resources Limited, the Moveline Contributed Assets and the Moveline Human Capital in connection with the Moveline Transaction and any additional Investments in Moveline Preferred Stock not to exceed $5,000,000 in the aggregate.

          SECTION 8. AMENDMENT TO SUBSECTION 8.11 (LIMITATION ON TRANSACTIONS WITH AFFILIATES). Subsection 8.11 of the Credit Agreement is hereby amended by
(a) deleting the "or" at the end of paragraph (v), (b) deleting the "." and inserting in lieu thereof "; or" at the end of paragraph (vi) and (c) inserting the following after paragraph (vi):

          (vii) the Moveline Transaction and any transaction involving, among others, the Parent Borrower and Moveline in connection therewith, including the execution, delivery and performance of the Moveline Shareholders Agreements and the agreements described in paragraphs (a) and (c) of the definition of the term "Moveline Transaction".

          SECTION 9. AMENDMENTS TO THE GUARANTEE AND COLLATERAL AGREEMENT. (a) Subsection 5.4.2 of the Guarantee and Collateral Agreement is hereby amended by
(i) deleting the ":" at the end of the second line thereof and inserting in lieu thereof ", Holding shall not;", (ii) deleting the "and" at the end of clause (k) of paragraph (i), and (iii) deleting the ";" at the end of paragraph (i) and inserting the following in lieu thereof:

     , and (m) in connection with the Moveline Transaction, the entry into a non-competition agreement with respect to the Moveline Business and the entry into such other agreements as Holding may deem reasonably necessary to cause its Subsidiaries to enter into the Moveline Transaction and to guaranty the performance by such Subsidiaries of their respective obligations in connection therewith;

          (b) The information set forth in Annex I hereto is hereby added to
Schedule 2 to the Guarantee and Collateral Agreement and Schedule 2 to the Guarantee and Collateral Agreement is hereby amended to include such additional information.

          SECTION 10. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which (a) the Parent Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment and each Guarantor shall have executed the Acknowledgment and Consent in the form annexed hereto and (b) the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that Moveline has received gross cash proceeds of $25,000,000 from the issuance by Moveline of its common equity, representing approximately 50% of the initial fully diluted Capital Stock of Moveline, to CD&R Fund V.

          SECTION 11. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made by the Parent Borrower in
Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

          SECTION 12. PAYMENT OF EXPENSES. The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 13. PLEDGED SHARES. The Parent Borrower hereby agrees, promptly upon receipt thereof, to deliver to the Administrative Agent all the shares of Capital Stock issued to the Parent Borrower in exchange for its Investment in Moveline (the "ADDITIONAL PLEDGED SHARES"), along with executed undated stock powers for such Additional Pledged Shares.

          SECTION 14. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as

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                                                                               7

expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          SECTION 15. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 16. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

          SECTION 17. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Parent Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

          SECTION 18. REVIEW OF SHAREHOLDERS AGREEMENTS. The Administrative Agent agrees that it shall promptly after the date on which any Moveline Shareholders Agreements are delivered by the Parent Borrower to the Administrative Agent deliver a notice (either written or oral) to the Parent Borrower, specifying either (i) the modifications required to be made to the Moveline Shareholders Agreements in order for them to be reasonably satisfactory to the Administrative Agent or (ii) that the Moveline Shareholders Agreements are reasonably satisfactory to the Administrative Agent.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                         NORTH AMERICAN VAN LINES, INC.

                                         By: /s/ Ralph A. Ford
                                            ------------------------------------
                                            Name:  Ralph A. Ford
                                            Title: Secretary

                                         THE CHASE MANHATTAN BANK
                                         as Administrative Agent and as a Lender

                                         By: /s/ William J. Caggiano
                                            ------------------------------------
                                            Name:  William J. Caggiano
                                            Title: Managing Director

                                         THE BANK OF NEW YORK

                                         By: /s/ Eugene F. Kenny
                                            ------------------------------------
                                            Name:  Eugene F. Kenny
                                            Title: Assistant Vice President

                                         BANK OF AMERICA, N.A.

                                         By: /s/ W. Thomas Barnett
                                            ------------------------------------
                                            Name:   W. Thomas Barnett
                                            Title:  Managing Director

                                         ARCHIMEDES FUNDING III, LTD.

                                         By: ING Capital Advisors LLC,
                                             as Collateral Manager

                                         By: /s/ Steven Gorski
                                            ------------------------------------
                                             Name:  STEVEN GORSKI
                                             Title: VICE PRESIDENT &
                                                    SENIOR CREDIT ANALYST

                                         BANKERS TRUST COMPANY

                                         By: /s/ Diane F. Rolfe
                                            ------------------------------------
                                             Name:  Diane F. Rolfe
                                             Title: Vice President

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                         By: /s/ Brandon Meyerson
                                            ------------------------------------
                                             Name:  Brandon Meyerson
                                             Title: Assistant Vice President

                                         HELLER FINANCIAL, INC.

                                         By: /s/ Scott Ziemke
                                            ------------------------------------
                                             Name:  Scott Ziemke
                                             Title: Assistant Vice President

                                         HSBC BANK USA

                                         By: /s/ Paul M. Harrington
                                            ------------------------------------
                                             Name:   Paul M. Harrington
                                             Title:  Authorized Signatory

                                         KZH ING-2 L.L.C.

                                         By: /s/ Virginia Conway          .
                                            ------------------------------------
                                             Name:  Virginia Conway
                                             Title: Authorized Agent

                                         MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                         By: Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor

                                         By: /s/ Mark A. Minnick
                                            ------------------------------------
                                             Name:  Mark A. Minnick
                                             Title: Senior Vice President

                                         MERRILL LYNCH PRIME RATE PORTFOLIO

                                         By: Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor

                                         By: /s/ Lisa M. Mincheski
                                            ------------------------------------
                                             Name:  Lisa M. Mincheski
                                             Title: Managing Director

                                         NUVEEN SENIOR INCOME FUND

                                         By: Nuveen Senior Loan Asset
                                             Management, Inc.

                                         By: /s/ Lisa M. Mincheski
                                            ------------------------------------
                                             Name:   Lisa M. Mincheski
                                             Title:  Managing Director

                                         THE PROVIDENT BANK

                                         By: /s/ Thomas W. Doe
                                            ------------------------------------
                                             Name:  Thomas W. Doe
                                             Title: Vice President

                                         SUNTRUST BANK, CENTRAL FLORIDA, NA

                                         By: /s/ Shelley M. Browne
                                            ------------------------------------
                                             Name:  Shelley M. Browne
                                             Title: Managing Director


                                         THE BANK OF NOVA SCOTIA

                                         By: /s/ F.C.H. Ashby
                                            ------------------------------------
                                             Name:  F.C.H. Ashby
                                             Title: Senior Manager Loan
                                                    Operations

                                         VAN KAMPEN PRIME RATE INCOME TRUST

                                         By: Van Kampen Investment Advisory
                                             Corp.

                                         By: /s/ Darvin D. Pierce
                                            ------------------------------------
                                             Name:   Darvin D. Pierce
                                             Title:  Vice President

                                         VAN KAMPEN SENIOR FLOATING RATE FUND

                                         By: Van Kampen Investment Advisory
                                             Corp.

                                         By: /s/ Darvin D. Pierce
                                            ------------------------------------
                                             Name:   Darvin D. Pierce
                                             Title:  Vice President

                                         VAN KAMPEN SENIOR INCOME TRUST

                                         By: Van Kampen Investment Advisory
                                             Corp.

                                         By: /s/ Darvin D. Pierce
                                            ------------------------------------
                                             Name:   Darvin D. Pierce
                                             Title:  Vice President

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of November 19, 1999, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) as contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and affect after giving affect to this Amendment.

                                         ALLIED WORLDWIDE, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         FLEET INSURANCE MANAGEMENT, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         FRONTRUNNER WORLDWIDE, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         GREAT FALLS NORTH AMERICAN, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         NACAL, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         NAVTRANS INTERNATIONAL FREIGHT
                                          FORWARDING, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         NORTH AMERICAN DISTRIBUTION
                                          SYSTEMS, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         NORTH AMERICAN LOGISTICS, LTD.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         NORTH AMERICAN VAN LINES OF TEXAS, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         RELOCATION MANAGEMENT SYSTEMS, INC.

                                         By: /s/ Ralph A. Ford
                                            ------------------------------------
                                             Name:  Ralph A. Ford
                                             Title: Secretary

                                         A RELOCATION SOLUTIONS MANAGEMENT
                                          COMPANY

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         ALLIED FREIGHT FORWARDING, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         ALLIED VAN LINES, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         ALLIED INTERNATIONAL N.A., INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         ALLIED VAN LINES TERMINAL COMPANY

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title:

                                         VANGUARD INSURANCE AGENCY, INC.

                                         By: /s/ Robert Henry
                                            ------------------------------------
                                             Name:  Robert Henry
                                             Title: